Regus

Online Office Agreement

Agreement Date : August 04, 2012 **Confirmation No : 32768-270565**

Business Center Details

CA, Irvine - MacArthur Blvd. (HQ)

Address	19800 MacArthur Blvd. Suite 300 Irvine California 92612 United States of America
Sales Manager	Aaron Lynch

Client Details

Company Name	Western Water Consultants
Contact Name	Bonnie Schramm
Address	650 North Rose Dr #607 Placentia California 92870 United States of America
Phone	+ (866) 2517712
Email	bschramm@westernwater.us

Office Payment Details (exc. tax and exc. services)

Office Number	Number of people	Price per Office
371	2	$ 1,275.12
372	1	$ 1,116.72

Initial Payment :	**First month's fee :**	$ 0.00
	Service Retainer :	$ 4,783.68
	Total Initial Payment :	**$ 4,783.68**

Service Provision :	**Start Date**	October 01, 2012	**End Date**	September 30, 2013

All agreements end on the last calendar day of the month.

Comments:

* 4 Months Free - Total Savings of $ 10,872.00
Customer will get the 1st, 4th, 7th and 10th month office fee waived on the initial term.
* Sales Manager Discount for Prompt Payment - Total Savings of $ 2,609.28
The price listed in this agreement includes Prompt Payment Discount. "Prompt Payment" means you will provide your initial payment within 2 days of signing the agreement.

Phones $149/month/person (option) Internet $99/month/person (option) Phone/Internet Bundle $199/month/person (option) Kitchen Amenity $30/month/person (required) Parking $100/month/person (as needed)

Terms and Conditions

We are Regus Management Group, LLC, "Regus". This Agreement incorporates our terms of business set out on our Terms and Conditions which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. This agreement is binding from the agreement date and may not be terminated once it is made, except in accordance with its terms. Note that the Agreement does not come to an end automatically. See "Bringing your Agreement to an end".

☑ **I accept the terms and conditions**

Confirm by typing your name in the box below

Name : Bonnie Schramm on behalf of Western Water Consultants

I confirm these details are correct to the best of my knowledge

Signed on
August 04, 2012

Payment Details

Card Type : Amex
Name on Card : Bonnie Schramm
Card Number : **** **** ***1021
Expiry Date : 06 14

☑ I authorize Regus to debit my credit card for the total initial payment above plus applicable TAX and for all future charges incurred thereafter, unless another form of payment is provided.